                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the NetSolve, Incorporated Long-Term Incentive Compensation Plan of our report dated April 17, 2000, with respect to the consolidated financial statements of NetSolve, Incorporated included in its Annual Report (Form 10-K) for the year ended March 31, 2000, filed with the Securities and Exchange Commission.


                                    /s/ Ernst & Young LLP

Austin, Texas
August 4, 2000